                   OFFER TO BUY AND BILL OF SALE AGREEMENT

        This Offer to Buy and Bill of Sale Agreement ("Agreement") is made and entered into as of the Agreement Date (defined in Paragraph 1 below) by and between Motorola, Inc. a Delaware corporation, having an office at 1301 East Algonquin Road, Schaumburg, Illinois 60196 ("Motorola"), and Champion Communications Service, Inc., a (corporation) - Cross Out Two, with its principal office at Houston, Texas ("Buyer").

        Motorola and Buyer agree as follows:

                               BACKGROUND FACTS

A. Motorola has engaged providing community repeater ("CR") communication service to one or more users of that type of communications service in the Western U.S. area.

B. Buyer desires to make an offer to purchase the CR assets of Motorola that are listed in Exhibit A ("Property"). This document constitutes Buyer's offer to purchase the property and, if accepted by Motorola in accordance with Paragraph 1 below, this document will constitute the Offer to Buy and Bill of Sale Agreement between Buyer and Motorola whereby Buyer will purchase the property from Motorola.

                     OFFER TO PURCHASE TERMS AND CONDITIONS

1.      (a)     Buyer knows that Motorola may receive other offers to purchase the Property from other potential purchasers. Buyer acknowledges that until Motorola enters into a legally binding contract to sell the Property, Motorola reserves the right, in its sole discretion, to reject or disregard, now or at anytime in the future, each or any offer to purchase the property that Motorola receives from any prospective purchaser, including Buyer.

        (b) When the Schaumburg, Illinois office of the General Manager of Motorola's U.S. Domestic Network Services Division ("General Manager") has in hand an original of this Agreement that has been executed by Buyer, that shall constitute an offer by Buyer to purchase the Property from Motorola. That document shall not become a binding contract between Buyer and Motorola until the date, if any, the General Manager accepts this Agreement by sending to Buyer from the General Manager's Office a fully executed copy of the Agreement that has been signed by the General Manager ("Agreement Date"). No act or omission by Motorola which occurs prior to the Agreement Date can be characterized by anyone to either constitute acceptance of this Agreement by Motorola or otherwise create a claim in anyone related in any way to the subject matter of this Agreement.

2.      (a)     For and in consideration of Buyer's payment of the amount set forth in paragraph 3 below, Motorola agrees to sell to buyer the Property listed on Exhibit A. The Closing Date for the purchase and sale of the Property shall be December 1, 1994 ("Closing Date").

(b) On the Closing Date, Motorola will deliver to Buyer title to the Property free and clear of all financial liens and encumbrances, charges or title retention, or other security arrangements.

3. As full payment for the property, buyer shall pay Motorola an amount equal to the sum of two hundred fifty thousand ($250,000.00) Dollars ("Purchase Price").

4. All property is sold F.O.B. its current physical location (e.g. antenna site) as of the Closing Date. Buyer is responsible for all costs and arrangements associated with transferring the Property to Buyer, including, if applicable, dismantling the Property (including labor and material), and loading, transporting, and removing it from the F.O.B. point. Buyer assumes sole responsibility for safety in securing the load(s), and for clearing up any debris generated by Buyer's actions in loading or removing the property, from F.O.B. point.

5. Buyer shall comply with all federal, state, local, and OSHA regulations. While at any Motorola site, Buyer shall comply with all Motorola's rules which may be imposed from time to time.

6.      (a)     WITH THE EXCEPTION OF THE WARRANTY OF TITLE STATED IN PARAGRAPH
2B ABOVE, MOTOROLA SELLS ALL OF THE PROPERTY "AS IS - WHERE IS", AND MAKES NO GUARANTY, WARRANTY, OR REPRESENTATION, EXPRESS OR IMPLIED, AS TO CHARACTER, QUALITY, CONDITION, WEIGHT, SIZE, OR DESCRIPTION OF ANY PROPERTY, ITS MERCHANTABILITY, ITS FITNESS FOR ANY USE OR PURPOSE, OR OTHERWISE.

        (b) BUYER AGREES THAT FULL OPPORTUNITY WAS GIVEN TO MAKE INSPECTION OF THE PROPERTY AT BUYER'S SOLE EXPENSE. FAILURE TO INSPECT WILL NOT CONSTITUTE GROUNDS FOR ANY CLAIMS AGAINST MOTOROLA OR ITS ASSIGNS. BUYER ACKNOWLEDGES THAT A USER SUMMARY MAY CONTAIN ERRORS AND OMISSIONS.

        (c) MOTOROLA MAKES NO REPRESENTATION OR WARRANTY ABOUT THE PAST PROFITABILITY OR LOSSES OR REVENUE OR EXPENSES IN THE BUSINESS OPERATION WHICH USED THE PROPERTY, AND MOTOROLA ALSO MAKES NO REPRESENTATION OR WARRANTY ABOUT THE POSSIBLE CONTRIBUTION (OR LACK OF IT) ANY OR ALL OF THE PROPERTY (INCLUDING, WITHOUT LIMITATION, EACH USER SUMMARY OR ANY INFORMATION MOTOROLA PROVIDES WHICH RELATES IN ANY WAY TO A USER SUMMARY) MIGHT MAKE TO BUYER'S REVENUE, EXPENSES, PROFITABILITY OR LOSSES SHOULD BUYER USE THE PROPERTY IN A SIMILAR BUSINESS ENTERPRISE OR OTHERWISE.

7. Buyer agrees that Motorola will not be required to make available any documentation, reports, drawings, or instruction manuals of the Property.

8. The purchase price set forth in Paragraph 3 herein is exclusive of, and buyer shall be responsible for, all taxes, levies, assessments, and the like arising out of, or in any way connected with, this Agreement or the sale, dismantling, loading, transportation, removal, possession, or use of the Property.

9. Subject to Paragraph 10, risk of loss, damage or destruction of the Property or any part thereof from any cause shall be upon Motorola until the Closing Date. In the event the Property or any material part thereof is lost, damaged or destroyed when the risk of loss is upon Motorola, Buyer shall have the right to terminate this Agreement by written notice to Motorola and upon such termination, there shall be no further liability on the part of either party under this Agreement. However, if only a portion (i.e. less than fifty percent (50%) of the total value of the property) of the property. is lost, damaged or destroyed as aforesaid, Buyer will be obligated to consummate the purchase of the remaining property and the value of the Property that is lost, damaged or destroyed shall be deducted from the purchase price. Notwithstanding the foregoing, if the Property is damaged or destroyed as a direct result of the negligence of Buyer, Buyer shall, at Motorola's option, repair or replace the damaged or destroyed Property.

10. If the property shall, at Motorola's discretion, be loaded and held for payment risk of loss shall pass to Buyer upon such loading or the Closing Date, whichever occurs earlier, and other costs that may accrue in respect to such loading will be for Buyer's account.

11.     (a)     Buyer acknowledges that Motorola Does not warrant that any of the current users of any CR reflected in any User Summary or otherwise will continue to use, now or in the future, any CR Property being purchased by Buyer. Likewise, Motorola makes no representation that any CR communication service user agreement between Motorola and any CR user will assigned to Buyer or continued in force for any time period whatsoever.

        (b) Buyer also acknowledges that Motorola has not made any representation of any kind regarding Buyer's potential costs of CR operation or use or future availability of antenna sites that may relate in anyway to Buyer's use of any CR. In that regard, Buyer understands that this Agreement does not now and will not at anytime in the future, create in Buyer any right, title or interest in or any claim whatsoever to any antenna site where any item Property to be sold may be located.

12.     (a)     Motorola shall be excused for any delay in performance due to acts of God, war, riot, insurrection, fires, floods, accidents, strikes, differences with workers delays in transportation, shortage of fuel labor or material, or other circumstances or cause beyond the control of Motorola in reasonable conduct of the business.

        (b) IN NO EVENT SHALL MOTOROLA BE LIABLE FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR IN ANY WAY CONNECTED TO THIS AGREEMENT.

13. There are no understandings between the parties hereto as to the subject matter of this Agreement other than as set forth herein. All previous communications about the subject matter of this Agreement, either oral or written, are hereby abrogated and withdrawn, and this Agreement constitutes the entire agreement between the parties. No terms, conditions, understandings, or agreements purporting to modify or vary the terms of this document shall be binding unless hereafter made in writing and signed by both parties hereto. Buyer may not assign this Agreement or any of its interest or rights under this Agreement without Motorola's prior written consent. Buyer acknowledges that this Agreement does not effect in any way, any other contract for Motorola products or services between Buyer and Motorola, if any, and it does not create any express or implied obligations on Motorola to establish any other contractual relationships with Buyer.

14. THIS AGREEMENT IS DEEMED BY THE PARTIES TO HAVE BEEN ENTERED INTO IN ILLINOIS; AND THIS AGREEMENT INTERPRETATION, CONSTRUCTION AND THE RIGHTS, DUTIES AND REMEDIES FOR ITS ENFORCEMENT OR BREACH ARE TO BE DECIDED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS. THIS AGREEMENT SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF THE PARTIES HERETO AND THEIR RESPECTIVE SUCCESSORS, AND ASSIGNS, AND MAY BE EXECUTED IN TWO OR MORE

DUPLICATE ORIGINALS, EACH OF WHICH SHALL TOGETHER CONSTITUTE ONE AND THE SAME AGREEMENT.

15. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provisions hereof.

16. The following exhibits are attached hereto and incorporated into this Agreement by this reference:

        A.      Detailed List of CR Assets: User Summary (s)

        Each of the parties to this Agreement have executed this Agreement on the execution dates shown below. The parties agree that the effective date of this Agreement shall be the Agreement Date.


Champion Communications                 MOTOROLA, INC.

Buyer                                   Motorola
Execution Date:  10/13/94               Execution Date:  12-8-94

By: /s/ DAVID A. TERMAN                 By: /s/ JOE VESTAL
                                        Joe Vestal, V.P., General Manager
                                        U.S. Domestic Network Services Division

Title:  President

By:
   --------------------------
Corporate Secretary / Witness
(as applicable)

EXHIBIT A- To Offer to Buy and Bill of Sale Agreement
List of Community Repeaters

Buyers Initials:     LOT: TO1

Motorolas Initials:

                                                             APPROX.   APPROX.       A/S     BASE      TX/RX
COUNTY       CITY        CR NAME           ST       PIL#     # CUST.   # UNITS      RENT    STATION    SYSTEM     FREQ.
COCONINO    WILLIAMS   BILL WMS 01          AZ      04368C      2         7          D        YES       YES      464.2000
MARICOPA    PHOENIX    FOUNTAIN HILLS 02    AZ      04405C      3         12         M        YES       NO       852.1875
MARICOPA    PHOENIX    JENSEN HILL 01       AZ      04113C      5         27         D        YES       YES      461.2750
MARICOPA    PHOENIX    JENSEN HILL 03       AZ      04115C      3         15         D        YES       YES      461.7250
MARICOPA    PHOENIX    JENSEN HILL 06       AZ      04117C      2         11         D        YES       YES      461.4500
APACHE      APACHE     MCKAY'S PEAK 01      AZ      04256C      4         18         D        YES       YES      464.2000
MARICOPA    MARICOPA   SACATON 01           AZ      04316C      2         17         M        YES       NO       461.7750
MARICOPA    MARICOPA   SACATON 02           AZ      04317C      3         16         M        YES       NO       463.3500
MARICOPA    MARICOPA   SACATON 03           AZ      04318C      4         17         M        YES       NO       462.6500
MARICOPA    PHOENIX    SHAW BUTTE 01        AZ      04312C      10        50         M        YES       NO       461.2250
MARICOPA    PHOENIX    SHAW BUTTE 02        AZ      07837C      7         26         M        YES       NO       463.5250
MARICOPA    PHOENIX    SMITH PEAK 01        AZ      04360C      4         11         D        YES       YES      461.6250
MARICOPA    PHOENIX    SOUTH MTN (KW) 02    AZ      04338C                           M        YES       NO       461.0750
MARICOPA    PHOENIX    SOUTH MTN (KW) 03    AZ      04339C      6         33         M        YES       NO       461.4000
MARICOPA    PHOENIX    SOUTH MTN (MO) 02    AZ      04213C      6         53         M        YES       NO       464.2000
MARICOPA    PHOENIX    SOUTH MTN (MO) 04    AZ      04215C      5         49         M        YES       NO       463.8750
MARICOPA    PHOENIX    SOUTH MTN (MO) 05    AZ      04216C      4         15         M        YES       NO       464.0000
MARICOPA    PHOENIX    SOUTH MTN (MO) 08    AZ      04219C      5         39         M        YES       NO       464.9500
MARICOPA    PHOENIX    SOUTH MTN (MO) 11    AZ      04222C      6         26         M        YES       NO       464.1750
MARICOPA    PHOENIX    SOUTH MTN (MO) 13    AZ      04224C      3         24         M        YES       NO       854.8375
MARICOPA    PHOENIX    SOUTH MTN (MO) 15    AZ      04226C      8         38         M        YES       NO       464.4000
MARICOPA    PHOENIX    SOUTH MTN (MO) 16    AZ      04227C      7         65         M        YES       NO       464.7000
MARICOPA    PHOENIX    SOUTH MTN (MO) 19    AZ      04230C      9         48         M        YES       NO       461.2500
MARICOPA    PHOENIX    SOUTH MTN (MO) 20    AZ      04231C      4         21         M        YES       NO       461.1500
MARICOPA    PHOENIX    SOUTH MTN (MO) 22    AZ      04233C      5         21         M        YES       NO       464.2500
MARICOPA    PHOENIX    SOUTH MTN (MO) 23    AZ      04234C      6         27         M        YES       NO       461.1250
MARICOPA    PHOENIX    VALLEY NAT'L BK 01   AZ      04259C      3         13         M        YES       NO       463.2500

EXHIBIT A- To Offer to Buy and Bill of Sale Agreement
List of Community Repeaters

Buyers Initials:       LOT: TO1

Motorolas Initials:

                                                                APPROX.   APPROX.    AS       BASE      TX/RX
COUNTY      CITY       CR NAME              ST      P/L#        # CUST.   # UNITS    RENT     STATION   SYSTEM    FREQ.
MARICOPA    PHOENIX    VALLEY NAT'L BK 02   AZ      04260C      4         19         M        YES       NO       461.5000
MARICOPA    PHOENIX    VALLEY NAT'L BK 03   AZ      04261C      2         6          M        YES       NO       463.7000
MARICOPA    PHOENIX    VALLEY NAT'L BK 04   AZ      04262C      3         36         M        YES       NO       463.8000
MARICOPA    PHOENIX    VALLEY NAT'L BK 05   AZ      04263C      2         12         M        YES       NO       464.6500
MARICOPA    PHOENIX    VALLEY NAT'L BK 07   AZ      04265C      2         11         M        YES       NO       462.0500
MARICOPA    PHOENIX    VALLEY NAT'L BK 08   AZ      04266C      2         9          M        YES       NO       463.2250
MARICOPA    PHOENIX    VALLEY NAT'L BK 10   AZ      04268C      2         19         M        YES       NO       464.8500
MARICOPA    PHOENIX    VALLEY NAT'L BK 11   AZ      04269C      2         14         M        YES       NO       463.6500
MARICOPA    PHOENIX    VALLEY NAT'L BK 12   AZ      04270C      4         14         M        YES       NO       462.0000
MARICOPA    PHOENIX    VALLEY NAT'L BK 16   AZ      04276C      3         43         M        YES       NO       852.0625
MARICOPA    PHOENIX    WHITE TANKS 03       AZ      04075C      7         31         M        YES       NO       463.5000
MARICOPA    PHOENIX    WHITE TANKS 04       AZ      04076C      4         24         M        YES       NO       463.9000
MARICOPA    PHOENIX    WHITE TANKS 05       AZ      04077C      4         19         M        YES       NO       451.9250
MARICOPA    PHOENIX    WHITE TANKS 06       AZ      04078C      4         20         M        YES       NO       463.3250
MARICOPA    PHOENIX    WHITE TANKS 07       AZ      04079C      1         4          M        YES       NO       461.0500
MARICOPA    PHOENIX    WHITE TANKS 08       AZ      04080C      3         20         M        YES       NO       461.1000
MARICOPA    PHOENIX    WHITE TANKS 09       AZ      04081C      1         19         M        YES       NO       461.4750
MARICOPA    PHOENIX    WHITE TANKS 10       AZ      04082C      1         12         M        YES       NO       463.3750
MARICOPA    PHOENIX    WHITE TANKS 11       AZ      04083C      3         11         M        YES       NO       464.3500
MARICOPA    PHOENIX    WHITE TANKS 12       AZ      04084C      2         19         M        YES       NO       462.1750
MARICOPA    PHOENIX    WHITE TANKS 13       AZ      04085C      2         17         M        YES       NO       463.4000
MARICOPA    PHOENIX    WHITE TANKS 14       AZ      04086C      2         23         M        YES       NO       464.2250
MARICOPA    PHOENIX    WHITE TANKS 19       AZ      04090C      2         23         M        YES       NO       851.1625
MARICOPA    PHOENIX    WHITE TANKS 25       AZ      04096C      6         23         M        YES       NO       451.8750
MARICOPA    PHOENIX    WHITE TANKS 28       AZ      04099C      3         17         M        YES       NO       461.2000

            TOTAL NUMBER OF CR'S 52         MARKET VALUE:       $232,996
                                 --                             --------

EXHIBIT A - To Offer to Buy and Bill of Sale Agreement
List of Community Repeaters

Buyers Initials:                                LOT: TO4
                 ------------------------------
Motorola's Initials:
                     --------------------------

                                                            APPROX.  APPROX.       A/S     BASE      TX/RX
COUNTY       CITY         CR NAME           ST      P/L#    # CUST.  # UNITS       RENT    STATION    SYSTEM     FREQ.
COCONINO    FLAGSTAFF     ELDEN 01          AZ     04369C       7       31       MOTOROLA     YES       NO      461.0250
APACHE      SPRINGVILLE   GREENS PEAK 01    AZ     04246C       2       14       MOTOROLA     YES       NO      463.3250
APACHE      SPRINGVILLE   GREENS PEAK 02    AZ     04247C       5       31       MOTOROLA     YES       NO      461.6250
APACHE      SPRINGVILLE   GREENS PEAK 03    AZ     04248C       5       33       MOTOROLA     YES       NO      461.0500
APACHE      SPRINGVILLE   GREENS PEAK 04    AZ     04249C       4       20       MOTOROLA     YES       NO      464.4500
APACHE      SPRINGVILLE   GREENS PEAK 07    AZ     04252C       1        5       MOTOROLA     YES       NO      854.7625
NAVAJO      SHOWLOW       PORTER MTN  02    AZ     04029C       1        4       MOTOROLA     YES       NO      463.2500

            TOTAL NUMBER OF CR'S 7     MARKET VALUE:  $22,700     MIN.  $12,584
                                 -                    -------           -------

EXHIBIT A - OFFER REVIEW
List of Community Repeaters                 LOT: TO6

                                          APPROX   APPROX.     UNIT               SITE     SITE
CR NAME         ST          P/L#          # CUST.   # UNITS    REV      REV       MGMT.    RENT
AKRON 01        CO          06702C          4        11        8.75     96.25    MOTOROLA    85
AKRON 02        CO          07047C          3        12        9.00    108.00    MOTOROLA    85
AQUA RAMONE     CO          06709C          5        28        7.50    210.00    DIRECT      94
BURLINGTON 01   CO          06745C         10        44        9.25    407.00    MOTOROLA    85
FIRSTVIEW 01    CO          06801C          3        12       10.00    120.00    MOTOROLA   100
FRICK 01        CO          06805C          3        11        8.25     90.75    DIRECT      75
JULESBURG 01    CO          06840C          6        20       10.00    200.00    MOTOROLA    90
LIMON 01        CO          00150C          3        16        8.50    136.00    MOTOROLA    45
STERLING 01     CO          06968C          6        27        8.50    229.50    MOTOROLA   110
STERLING 02     CO          07133C          7        37        9.25    342.25    MOTOROLA   110
STERLING 03     CO          07200C          2        14        8.25    115.50    MOTOROLA   110
WIGGINS 01      CO          06999C          8        30        9.25    277.50    MOTOROLA    55
WILEY 01        CO          07000C          6        31        8.25    255.75    MOTOROLA    75
WRAY 01         CO          07011C          4        31        8.75    271.25    MOTOROLA   110
WRAY 02         CO          07146C          3        14        8.00    112.00    MOTOROLA   110

MARKET VALUE: $77,000 # of CR'S 15         73       338      $2,972/ 198                $1,339/89
              -------           --

EXHIBIT A- To Offer to Buy and Bill of Sale Agreement
List of Community Repeaters

Buyers Initials:____________________________ LOT: TO9

Motorolas Initials: ________________________

                                                            APPROX.  APPROX.        A/S     BASE      TX/RX
COUNTY       CITY        CR NAME            ST      P/L#    # CUST.  # UNITS       RENT    STATION    SYSTEM     FREQ.
PUEBLO      PUEBLO      DEER PEAK 01        CO     06776C       7       32       MOTOROLA     YES       NO      461.0500
PUEBLO      PUEBLO      DEER PEAK 02        CO     07070C       5       32       MOTOROLA     YES       NO      464.8000
PUEBLO      PUEBLO      DEER PEAK 03        CO     07162C      10       34       MOTOROLA     YES       NO      461.9000
PUEBLO      PUEBLO      DEER PEAK 04        CO     07213C      10       44       MOTOROLA     YES       NO      462.0500
PUEBLO      PUEBLO      DEER PEAK 06        CO     07261C       8       24       MOTOROLA     YES       NO      461.4000

            TOTAL NUMBER OF CR'S 5                 MARKET VALUE:   $54,000       MIN.         $30,075
                                 -                                 -------                    -------

EXHIBIT A - OFFER REVIEW
List of Community Repeaters                 LOT: TO10

                                          APPROX   APPROX.    UNIT                 SITE     SITE
CR NAME             ST         P/L#      # CUST.   # UNITS    REV      REV         MGMT.    RENT
GRAND JUNCTION 01    CO      06816C         8      38         8.50     323.00    DIRECT       94
GRAND JUNCTION 02    CO      07081C         6      32         8.50     272.00    DIRECT       94
GRAND JUNCTION 03    CO      07167C         6      32         8.50     272.00    DIRECT       94
RASPBERRY RIDGE 01   CO      06936C         7      67         8.25     552.75    DIRECT      150

MARKET VALUE: $32,200        # of CR'S 4    27     169        $1,420/ 355        $432/108
              -------                  -

EXHIBIT A - To Offer to Buy and Bill of Sale Agreement
List of Community Repeaters

Buyers Initials: ___________________________ LOT: TO11
Motorolas Initials: ________________________

                                                              APPROX.  APPROX.     A/S      BASE      TX/RX
COUNTY           CITY         CR NAME          ST      P/L#   # CUST.  # UNITS     RENT    STATION    SYSTEM     FREQ.
SIERRA         CABALLO       CABALLO 01        NM     06746C     4       15          M        YES       NO      464.7000
SIERRA         CABALLO       CABALLO 02        NM     07062C     3       23          M        YES       NO      461.0750
MCKINLEY       GALLUP        GIBSON PEAK 01    NM     06808C     8       35          D        YES       YES     461.9000
CIBOLA         GRANTS        LA MOSCA 01       NM     06853C     4       42          M        YES       NO      463.3750
CIBOLA         GRANTS        LA MOSCA 02       NM     07095C     3       24          M        YES       NO      468.6000
CIBOLA         GRANTS        LA MOSCA 03       NM     07175C     1        5          M        YES       NO      469.1500
LEA            MALJAMAR      MALJAMAR 04       NM     07221C     2        5          M        YES       NO      452.3000
BENALILLO      ALBUQUERQUE   SANDIA CREST 01   NM     06949C     5       29          M        YES       NO      464.7500
BENALILLO      ALBUQUERQUE   SANDIA CREST 02   NM     07125C     6       40          M        YES       NO      462.1750
BENALILLO      ALBUQUERQUE   SANDIA CREST 03   NM     07195C     5       19          M        YES       NO      463.9000
BENALILLO      ALBUQUERQUE   SANDIA CREST 05   NM     07251C     6       22          M        YES       NO      461.9000
BENALILLO      ALBUQUERQUE   SANDIA CREST 06   NM     07270C     8       34          M        YES       NO      461.1250
BENALILLO      ALBUQUERQUE   SANDIA CREST 07   NM     07284C     6       27          M        YES       NO      463.8500
BENALILLO      ALBUQUERQUE   SANDIA CREST 08   NM     07295C     4       23          M        YES       NO      464.7250
BENALILLO      ALBUQUERQUE   SANDIA CREST 10   NM     07018C     5       33          M        YES       NO      463.9500
BENALILLO      ALBUQUERQUE   SANDIA CREST 12   NM     07027C     2        9          M        YES       NO      464.2750
BENALILLO      ALBUQUERQUE   SANDIA CREST 15   NM     07039C     4       25          M        YES       NO      463.7000
SOCORRO        SOCORRO       SOCORRO 01        NM     06963C     2        6          D        YES       YES     461.8750
RIO ARRIBA     SANTA FE      TESUQUE 01        NM     06981C     7       23          D        YES       YES     461.5750
RIO ARRIBA     SANTA FE      TESUQUE 02        NM     07136C     7       23          D        YES       YES     461.2500
RIO ARRIBA     SANTA FE      TESUQUE 03        NM     07201C     6       26          D        YES       YES     464.4000

TOTAL NUMBER OF CR'S 21      MARKET VALUE:     $151,800
                     --                        --------

EXHIBIT A - OFFER REVIEW
List of Community Repeaters                          LOT: TO12

                                               APPROX    APPROX.       UNIT                SITE        SITE
CR NAME                   ST          P/L#     # CUST.   # UNITS       REV      REV        MGMT.       RENT
CORNUDAS                  TX         06768C       4         21          9.00   189.00      DIRECT       100
                          TX         06901C       6         26         12.00   312.00      MOTOROLA     145
                          TX         07112C       3         11         12.00   132.00      MOTOROLA     145
                          TX         07223C       4         14         12.00   168.00      MOTOROLA     145
                          TX         07246C       5         26         12.00   312.00      MOTOROLA     145
                          TX         07268C       4         14         12.00   168.00      MOTOROLA     145
                          TX         07282C       6         27         12.00   324.00      MOTOROLA     145
                          TX         07293C       5         32         12.00   384.00      MOTOROLA     145
                          TX         07017C       3         19         12.00   228.00      MOTOROLA     145
                          TX         07022C       4         24         12.00   288.00      MOTOROLA     145
                          TX         07026C       7         44         12.00   528.00      MOTOROLA     145
                          TX         07031C       5         21         12.00   252.00      MOTOROLA     145
                          TX         07035C       6         23         12.00   276.00      MOTOROLA     145
                          TX         07038C       2         12         10.00   120.00      MOTOROLA     145
                          TX         07041C       5         23         12.00   276.00      MOTOROLA     145
                          TX         07043C       3          7         12.00    84.00      MOTOROLA     145
                          TX         07765C       3         11         12.00   132.00      MOTOROLA     145

MARKET VALUE: $67,800     # of CR'S  1            75       355         $4,1731/ 245        $2,420/142
              -------                -

EXHIBIT A - OFFER REVIEW
List of Community Repeaters          LOT: RB10

                                          APPROX   APPROX.    UNIT                 SITE      SITE
CR NAME       ST           P/L#          # CUST.   #UNITS     REV        REV       MGMT.     RENT
CHUAL MTN 01   CA         04444C            6       24        13.00      312.00  MOTOROLA     175
CHUAL MTN 04   CA         04447C            3       15        13.00      195.00  MOTOROLA     175
CHUAL MTN 05   CA         04448C            5       49        13.00      637.00  MOTOROLA     175
CHUAL MTN 06   CA         04449C            3       36        13.00      468.00  MOTOROLA     175

MARKET VALUE: $48,600     # of CR'S 4       17     124                   $1,612/ 403          $700/175
              -------               -

EXHIBIT A - OFFER REVIEW
List of Community Repeaters                 LOT: RB35

                                          APPROX   APPROX.      UNIT             SITE       SITE
CR NAME           ST       P/L#          # CUST.   # UNITS       REV     REV     MGMT.      RENT
VOLLMER PEAK 09   CA       04519C            5      50           13.00    650.00  DIRECT       525

MARKET VALUE: $6,000       # of CR'S 1       5      50                    $650/ 650            $525/525

EXHIBIT A - OFFER REVIEW
List of Community Repeaters                 LOT: RB21

                                       APPROX      APPROX.    UNIT                 SITE
CR NAME            ST      P/L#       # CUST.      # UNITS    REV      REV         MGMT.    RENT
MONUMENT RDG 01    CA     04459C        10           46       13.00      598.00   MOTOROLA    275
MONUMENT RDG 03    CA     04461C        11           49       13.00      637.00   MOTOROLA    275
MONUMENT RDG 04    CA     04462C         4           22       13.00      286.00   MOTOROLA    275
MONUMENT RDG 05    CA     04463C         3           20       11.00      220,00   MOTOROLA    275
MONUMENT RDG 08    CA     04465C         7           29       11.00      319.00   MOTOROLA    275
MONUMENT RDG 09    CA     04466C         5           18       11.00      198.00   MOTOROLA    275
MONUMENT RDG 15    CA     04472C        11           51       13.00      663.00   MOTOROLA    275
MONUMENT RDG 17    CA     04474C         3           59       13.00      767.00   MOTOROLA    275
MONUMENT RDG 18    CA     04475C         2           13       13.00      169.00   MOTOROLA    275

MARKET VALUE: $36,000     # of CR'S 9   56           307                 $3,857/ 429          $2,475/275
              -------               -

EXHIBIT A - OFFER REVIEW
List of Community Repeaters      LOT: RB1B

                                          APPROX    APPROX.    UNIT                 SITE     SITE
CR NAME            ST       P/L#          # CUST.   # UNITS     REV       REV       MGMT.    RENT
BELMONT HILL 01    CA        04537C         2      7            11.00    77.00   MOTOROLA     275
CARTER HILL 01     CA        04704C         3      10           10.00    100.00  MOTOROLA     110
CLAY JONES 01      CA        04408C         3      14           14.00    196.00  MOTOROLA     325
CLAY JONES 03      CA        04410C         5      33           14.00    462.00  MOTOROLA     325
CLAY JONES 04      CA        04411C         6      32           14.00    448.00  MOTOROLA     325
CLAY JONES 05      CA        04412C         8      33           14.00    462.00  MOTOROLA     325
CLAY JONES 06      CA        04413C         6      18           14.00    252.00  MOTOROLA     325
SAN BRUNO 01       CA        04414C         7      51           15.00    765.00  DIRECT       492
SAN BRUNO 02       CA        04415C         4      20           13.00    260.00  DIRECT       492
SAN BRUNO 03       CA        04416C         2      18           13.00    234.00  DIRECT       492
SAN BRUNO 04       CA        04417C         4      22           13.00    286.00  DIRECT       492
SAN BRUNO 05       CA        04418C         2       9           13.00    117,00  DIRECT       492
SAN BRUNO 11       CA        04423C         4      21           13.00    273.00  DIRECT       492
SAN BRUNO 12       CA        04424C         9      46           15.00    690.00  DIRECT       492
SAN BRUNO 13       CA        04425C         7      41           15.00    615.00  DIRECT       492
SKEGGS PT 03       CA        04428C         2      4            11.00    44.00   MOTOROLA     240
WEIDEMANN HILL 01  CA        04476C         3      13           10.50    136,50  MOTOROLA     285
WEIDEMANN HILL 04  CA        04479C         2      8            10.50    84.00   MOTOROLA     285
WEIDEMANN HILL 05  CA        04480C         4      33           12.50    412.50  MOTOROLA     285

MARKET VALUE: $56,800        # of CR'S  19  84     486          $6,471/ 324      $7,326/366
              -------

EXHIBIT A - OFFER REVIEW
List of Community Repeaters  LOT: RB5B

                                     APPROX.    APPROX.     UNIT                   SITE      SITE
CR NAME       ST           P/L#      # CUST.    # UNITS      REV      REV          MGMT.     RENT
BIG ROCK 02    CA         04528C       1          10        11.00     110.00     MOTOROLA     300
BIG ROCK 03    CA         04529C       2          11        11.00     121.00     MOTOROLA     300
BIG ROCK 04    CA         04530C       1          6         11.00     66.00      MOTOROLA     300
BIG ROCK 07    CA         04533C       3          39        13.00     507.00     MOTOROLA     300
BIG ROCK 08    CA         04534C       4          26        13.00     338.00     MOTOROLA     300
BIG ROCK 09    CA         04535C       3          12        11.00     132.00     MOTOROLA     300
BIG ROCK 10    CA         04536C       4          43        13.00     559.00     MOTOROLA     300


MARKET VALUE:  $168,800   # of CR'S 7  82         571       $7,061 / 392         $5,355 / 298
               --------

EXHIBIT A - OFFER REVIEW
List of Community Repeaters            LOT: RB26

                                          APPROX   APPROX.    UNIT                SITE      SITE
CR NAME       ST           P/L#          # CUST.   # UNITS    REV      REV        MGMT.     RENT
PRESSON 01    CA          04434C            2        12      12.00    144.00     MOTOROLA    210
PRESSON 04    CA          04437C            3        21      12.00    252.00     MOTOROLA    210
PRESSON 05    CA          04438C            3        30      12.00    360.00     MOTOROLA    210
PRESSON 09    CA          04441C            5        33      12.00    396.00     MOTOROLA    210
PRESSON 12    CA          04432C            4        40      12.00    480.00     MOTOROLA    210

MARKET VALUE: $56,400 # of CR'S 5           17       136           $1,632/ 326  $1,050/ 210
              -------

EXHIBIT A - OFFER REVIEW
List of Community Repeaters            LOT: RB19

                                          APPROX   APPROX.    UNIT                 SITE     SITE
CR NAME       ST           P/L#         # CUST. #   UNITS     REV      REV         MGMT.    RENT
LOMA 02       CA          04452C            4        21      15.00    315.00      DIRECT     284
LOMA 03       CA          04453C            5        21      13.00    273.00      DIRECT     284
LOMA 05       CA          04455C            5        27      15.00    405.00      DIRECT     284
LOMA 06       CA          04456C            4        25      13.00    325.00      DIRECT     284
LOMA 09       CA          04458C            6        32      15.00    480.00      DIRECT     284

MARKET VALUE: $12,600  # of CR'S 5          24       126           $1,798/ 360           $1,420/284
              -------